UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2010; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2012, the Fund will send you a Form 1099-DIV for the calendar year 2011 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

August 11, 2011

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the second quarter of 2011. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.80% of the June 30, 2011, closing price of $10.00 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of 7.45% for the quarter ended June 30, 2011, which was slightly less than the 7.75% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index—a stock-only index—had a total return of 9.07%. Compared to broad market performance during this period, the defensive nature of your Fund’s investments continued to be the right approach in a choppy market weighed down by worries associated with the U.S. economy, Congressional wrangling, and the risks associated with the domino effect of the Greek financial crisis in Europe.

     On a longer-term basis, as of June 30, 2011, your Fund had a five-year cumulative total return of 51.32%, which is higher than the 34.34% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 26.36%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s NAV returns are net of expenses.

     In early August, Standard & Poor’s lowered the long-term sovereign credit rating of the United States to AA+ from AAA. The capital markets had already been jittery due to the prolonged European sovereign debt crisis, as well as the difficult debt ceiling negotiations and evidence of disappointingly low economic growth here at home. Even though the rating downgrade was not totally unexpected, capital market volatility increased substantially, as the broad equity markets bounced between sharp declines and advances and the U.S. Treasury bond market advanced on “flight to quality” buying. Your Fund’s managers do not expect the sources of volatility to be resolved in the near term. Nevertheless, we believe that investing in securities of quality companies in the utility industry continues to be a prudent strategy for pursuing the Fund’s primary investment objectives of current income and long-term growth of income.

     The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*

	DNP Select Income Fund Inc.
For the period indicated			Composite	S&P 500	Barclays Capital
through June 30, 2011	Market	NAV	Index	Utilities Index	Utility Bond Index

One year	21.28%	35.72%	18.95%	23.84%	5.63%
Five years	51.19%	53.85%	34.34%	26.36%	48.71%

*

Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Capital Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     A Busy Summer for Regulation: On July 6, the Environmental Protection Agency (EPA) finalized rules that require 28 states to curb air pollution that travels by wind and weather across state lines. The Cross State Air Pollution Rule (CSAPR) is one in a forthcoming series of federal restrictions aimed at decreasing emissions from electric power plants that operate mostly in the eastern and mid-western states. The states covered by the rules account for about three quarters of the nation’s coal-fired generation facilities.

     CSAPR rules would require emissions of sulfur dioxide to decline 20% in 2012 and 50% in 2014, and emissions of nitrogen oxides to decline 12% in 2012 and 18% in 2014. The EPA set a pollution limit for each affected state, and the rule allows emission sources in each state to meet those limits in a variety of ways, including trading of “emission allowances” between power plants within the same state. The rule includes provisions to assure that each state will meet its pollution control obligations.

     Estimates of the costs to achieve the emission reductions vary. The EPA estimates that the rule will result in annual costs of $2.4 billion through 2014, and contrasts that with what it believes will be significant health and welfare benefits. However, one of the nation’s largest coal burning utilities announced that it would shut down a quarter of its coal-fired units in the next three years, retrofit an even larger percentage with advanced emission reduction equipment, and build a smaller amount of new natural gas fired generation to meet the new standards and maintain system reliability. That single company’s estimate of cost is $6 to $8 billion through the end of the decade, and it contrasts that with what it believes will be significant employment reductions and increased electricity bills.

     Some members of Congress, especially from coal producing states, are likely to attempt to influence the future implementation of the EPA rules. Nonetheless, the near-term future of our electricity supply lies in the substitution of natural gas for coal, especially the older and less efficient coal facilities. Direct substitution through increased utilization of the existing natural gas generation fleet could reduce greenhouse gas emissions by up to 20%. Additional natural gas capacity will be required in the future as reserve margins decline, and also to act as backup for the intermittent sources of renewable power such as wind and solar energy.

     New and relicensed nuclear generating facilities are also an option for meeting future power requirements. Nuclear energy has the benefit of not producing greenhouse gas emissions, but has drawbacks that include the lack of a national policy for radioactive waste storage and disposal. In mid-July, the Nuclear Regulatory Commission (NRC) released its “90 Day Review” of the meltdowns of several reactors caused by the tragic earthquake and tsunami that struck Japan. One conclusion of that review was that the U.S. nuclear fleet is operationally and fundamentally safe, but that safety upgrades are recommended in regard to backup facilities and the time period for which they could operate during a prolonged adverse event. Those recommendations build on the upgrades put in place after the terrorist attacks of September 11, 2001.

     The NRC licenses companies that operate nuclear facilities. Of the 104 nuclear reactors in operation today, 62 have had their original 40-year licenses extended by 20 years, including two in June of this year, and 20 more are under review for extension. To-date the NRC has on review 13 applications for licenses to construct and operate new nuclear power plants at specific sites. The cost of building a new nuclear facility is very high, estimated to be between $9 and $17 billion. Even taking into account the federal government’s billions of dollars in loan guarantees, the financial and management burden of large construction projects could test the strength of even well-capitalized companies.

     Your Fund’s management team is committed to understanding the risks and rewards associated with investing in the changing landscape for public utilities—the regulatory environment, management capabilities and operating record, financial strength, and of course the ability to pay and grow dividends.

     Board of Directors Meeting: At the regular August 2011 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	September 30	October 11
6.5	October 31	November 10
6.5	November 30	December 12

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industries. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunication services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve-month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in May 2011, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The Fund’s monthly distribution may be derived from one or more of the following sources: net investment income, realized capital gains, and to the extent necessary to support the monthly distribution, return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income”, and requires shareholders to adjust their cost basis. At the time of each distribution, the Fund is required to inform shareholders of the sources of its distributions based on U.S. generally accepted accounting principles (GAAP). However, the tax treatment of the Fund’s distributions can only be determined at the end of the fiscal year, and is reported to shareholders on Form 1099-DIV early in the following year. Based on GAAP, for the twelve month period ended December 31, 2010, 61% of the total distributions were attributable to current year net investment income, 20% to long-term capital gains, and 19% to return of capital. The characterization of the distributions for GAAP purposes and federal income tax purposes can differ. For federal income tax purposes, 85% of the distributions in 2010 were derived from net investment income and 15% from return of capital. The difference in GAAP and tax reporting in 2010 was largely attributable to current period gains being offset by tax loss carryforwards.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of June 30, 2011 the Fund’s leverage consisted of $200 million of Remarketed Preferred Stock (RP), $200 million of Auction Preferred Stock (APS), and $600 million of debt. On that date the total amount of leverage represented approximately 35% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of APS.

     Management of the Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred shares because of the asset coverage requirements of the 1940 Act and related SEC rules, and by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred shares. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred shares will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

     The Fund’s preferred shares are currently rated AAA by Standard & Poor’s Financial Services LLC (“S&P”) and Aaa by Moody’s Investors Service, Inc. (“Moody’s”). S&P has released for public comment proposed changes to its methodology for rating certain securities, including the preferred stock of closed-end investment companies like your Fund. The proposed new methodology would limit the ability of certain types of securities to maintain a AAA rating. Securities potentially affected include some of the most complex and least understood asset-backed and structured vehicles, many of which experienced substantial losses during the market turmoil associated with the Great Recession of 2008-2009. Although your Fund’s preferred shares have continuously paid their dividends during all market conditions, if the new methodology is implemented as proposed, the Fund’s preferred shares could have their S&P rating reduced. Any change in rating could impact the cost of leverage because the preferred dividend rates are tied to the S&P and Moody’s ratings. Management of the Fund believes that the preferred stock of closed-end investment companies, because of their regulation under the 1940 Act, should be treated differently from the securities of asset-backed and structured vehicles and accordingly we have submitted comments to S&P on the proposed changes in methodology.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or www.stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
(UNAUDITED)
June 30, 2011

COMMON STOCKS—108.6%

Shares	Description	Value (Note 1)
	■ ELECTRIC, GAS AND WATER—85.2%
500,000	AGL Resources Inc.	$20,355,000
1,500,000	Alliant Energy Corp.	60,990,000
1,000,000	American Water Works Co.	29,450,000
1,000,000	Atmos Energy Corp.(a)(b)	33,250,000
2,500,000	CMS Energy Corp.	49,225,000
3,071,300	CenterPoint Energy
	Inc.(a)(b)	59,429,655
640,000	DTE Energy Co.	32,012,800
1,400,000	Dominion Resources,
	Inc.(a)(b)	67,578,000
1,600,000	Enbridge Inc. (Canada)	51,936,000
850,000	Entergy Corp.(a)(b)	58,038,000
1,185,000	FirstEnergy Corp.(a)(b)	52,317,750
500,000	Great Plains Energy Inc.	10,365,000
188,673	National Grid PLC ADR
	(United Kingdom)	9,326,106
675,714	National Grid PLC
	(United Kingdom)	6,644,557
1,505,000	NextEra Energy, Inc.(a)(b)	86,477,300
797,805	NiSource Inc.	16,155,551
2,000,000	Northeast Utilities
	Inc.(a)(b)	70,340,000
800,000	Northwest Natural Gas
	Co.(a)(b)	36,104,000
3,000,000	NV Energy, Inc.	46,050,000
800,000	ONEOK, Inc.	59,208,000
2,000,000	Pepco Holdings Inc.	39,260,000
1,000,000	Piedmont Natural Gas Co. .	30,260,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	66,870,000
1,296,700	Progress Energy Inc.(a)(b)	62,254,567
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	58,752,000
1,500,000	Questar Corp.	26,565,000
1,000,000	Sempra Energy(a)(b)	52,880,000
1,500,000	Southern Co.(a)(b)	60,570,000
1,515,000	Spectra Energy Corp.	41,526,150
3,000,000	TECO Energy Inc.(a)	56,670,000
1,000,000	TransCanada Corp.
	(Canada)(a)(b)	43,840,000
1,500,000	Vectren Corp.(a)(b)	41,790,000
1,000,000	WGL Holdings Inc.	38,490,000

Shares	Description	Value (Note 1)
1,750,000	Westar Energy Inc.	$47,092,500
1,400,000	Wisconsin Energy Corp.	43,890,000
3,000,000	Xcel Energy Inc.(a)(b)	72,900,000

		1,638,862,936
	■ TELECOMMUNICATION—23.4%
2,508,260	AT&T Inc.(a)(b)	78,784,447
1,600,000	CenturyLink Inc.(a)(b)	64,688,000
1,000,000	France Telecom SA (France)	21,262,036
3,518,491	Frontier Communications
	Corp.(a)(b)	28,394,222
998,000	SES (Luxembourg)	28,005,704
8,400,000	Telstra Corp. Ltd.
	(Australia)	25,989,876
757,900	Telus Corp. (Canada)	41,699,813
2,160,028	Verizon Communications
	Inc.(a)(b)	80,417,843
1,121,640	Vodafone Group PLC ADR
	(United Kingdom)	29,970,221
4,000,000	Windstream Corp.	51,840,000

		451,052,162

	Total Common Stocks
	(Cost—$1,806,617,443)	2,089,915,098

PREFERRED STOCKS—6.4%

	■ UTILITY—1.1%
220,000	Southern California Edison
	6 1/8% Perpetual	21,353,750

		21,353,750
	■ NON-UTILITY—5.3%
650,000	Duke Realty Corp. 6.95%
	Series M Perpetual	16,445,000
605,000	Kimco Realty Corp. 7 3/4%
	Series G Perpetual	15,766,300
710,432	Prologis, Inc. 7% Series O
	Perpetual	17,721,726
600,000	Realty Income Corp. 7 3/8%
	Series D Perpetual(a)	15,564,000
660,000	UDR, Inc. 6 3/4% Series G
	Perpetual	16,572,600
200,000	Vornado Realty Trust 7%
	Series E Perpetual	5,196,000

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2011

Shares	Description	Value (Note 1)
234,900	Vornado Realty Trust 6 5/8%
	Series G Perpetual	$5,837,265
350,000	Vornado Realty Trust 6 5/8%
	Series I Perpetual	8,711,500

		101,814,391

	Total Preferred Stocks
	(Cost—$121,582,989)	123,168,141

BONDS—33.5%
Par Value	Description	Value (Note 1)
	■ ELECTRIC, GAS AND WATER—22.4%
$15,000,000	American Water
	Capital Corp.
	6.085%, due 10/15/17	$17,287,935
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	25,202,826
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,417,130
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,098,249
6,750,000	Commonwealth
	6.95%, due 7/15/18	7,711,200
15,305,000	Consolidated Edison Co. of
	New York
	7 1/8%, due 12/01/18	18,829,833
24,000,000	Dominion Resources Capital
	Trust I
	7.83%, due 12/01/27(a)(b)	24,118,824
9,354,000	Dominion Resources Inc.
	6.4%, due 6/15/18	10,851,463
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,985,081
4,125,000	Duke Energy Corp.
	6.3%, due 2/01/14	4,606,643
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,861,480
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	23,464,400
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19	15,689,559

Par Value	Description	Value (Note 1)
$14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17	$16,217,695
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	18,010,344
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	11,446,290
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	10,927,282
5,618,000	Indiana Michigan Power Co.
	7%, due 3/15/19	6,700,229
8,030,000	Kinder Morgan
	6.85%, due 2/15/20	9,284,575
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,026,575
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,501,180
10,000,000	National Grid PLC
	(United Kingdom)
	6.3%, due 8/01/16	11,486,740
15,200,000	National Rural Utilities
	Cooperative Finance Corp.
	7 1/4%, due 3/01/12	15,868,086
9,500,000	Nevada Power Co.
	6 1/2%, due 4/15/12	9,913,953
15,123,000	Oncor Electric Delivery
	Co. LLC
	6 3/8%, due 5/01/12	15,772,321
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	10,904,322
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,479,193
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,641,305
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	16,793,938
9,712,000	Sempra Energy
	6 1/2%, due 6/01/16	11,247,370
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	7,558,981
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	10,635,806
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	2,964,636

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2011

Par Value	Description	Value (Note 1)
$ 9,140,000	TransCanada PipeLines Ltd.
	(Canada)
	7 1/8%, due 1/15/19	$11,201,244
11,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	13,416,804

		431,123,492
	■ TELECOMMUNICATION—10.5%
10,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	10,602,390
10,000,000	Alltel Corp.
	7%, due 7/01/12	10,608,300
10,000,000	BellSouth Capital Funding
	Corp.
	7 7/8%, due 2/15/30(a)	12,330,240
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)(b)	14,161,680
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	10,299,667
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)(b)	19,297,530
10,311,000	Rogers Wireless Inc.
	(Canada)
	7 1/2%, due 3/15/15	12,207,007
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,274,410

Par Value	Description	Value (Note 1)
$ 5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	$5,783,935
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,200,266
32,000,000	Telecom Italia Capital
	(Italy)
	7.20%, due 7/18/36(a)	30,170,176
5,000,000	Telefonica Europe BV
	(Spain)
	8 1/4%, due 9/15/30	5,970,135
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	26,847,490
15,500,000	Verizon Global
	Funding Corp.
	7 3/4%, due 12/01/30(a)(b)	19,371,203
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	6,427,810

		202,552,238

	■ NON-UTILITY—.6%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,369,800

		11,369,800

	Total Bonds
	(Cost—$609,136,854)	645,045,530

TOTAL INVESTMENTS—148.5% (Cost—$2,537,337,285)	2,858,128,769

BORROWINGS—(31.2%)	(600,000,000)

OTHER ASSETS LESS LIABILITIES—(6.9%)	(133,432,774)

AUCTION PREFERRED STOCK—(10.4%)	(200,000,000)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,924,695,995

(a)	All or a portion of this security has been segregated and made available for loan.

(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at June 30, 2011.

	Level 1	Level 2

Common stocks	$2,089,915,098	—
Preferred stocks	123,168,141	—
Bonds	—	$645,045,530

Total	$2,213,083,239	$645,045,530

There were no significant transfers between level 1 and level 2 during the six months ended June 30, 2011.

*

Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s borrowings under its Committed Facility Agreement.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2011

ASSETS:
Investments at value (cost $2,537,337,285) including $576,336,146 of securities loaned	$2,858,128,769
Cash	74,110,904
Receivables:
Interest	11,287,689
Dividends	7,672,754
Securities lending income	1,629
Prepaid expenses	172,396

Total Assets	$2,951,374,141

LIABILITIES:
Due to Adviser (Note 2)	4,001,790
Due to Administrator (Note 2)	974,878
Borrowings (Note 7)	600,000,000
Dividends payable on common stock	15,626,210
Interest payable on remarketed preferred stock	50,633
Dividends payable on auction preferred stock	43,114
Payable for securities purchased	5,131,586
Accrued expenses	849,935
Remarketed preferred stock (2,000 shares issued and outstanding; liquidation
preference $100,000 per share)(Note 5)	200,000,000

Total Liabilities	826,678,146

Auction preferred stock (8,000 shares issued and outstanding; liquidation
preference $25,000 per share)(Note 5)	200,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$1,924,695,995

CAPITAL:
Common stock ($.001 par value; 300,000,000 shares authorized and
240,403,230 shares issued and outstanding)	$ 240,403
Additional paid-in capital	1,652,974,846
Accumulated net realized loss on investments	(22,157,548)
Distributions in excess of net investment income	(27,251,320)
Net unrealized appreciation on investments and foreign currency translation	320,889,614

Net assets applicable to common stock (equivalent to $8.01 per share
based on 240,403,230 shares outstanding)	$1,924,695,995

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
For the six months ended June 30, 2011

INVESTMENT INCOME:
Dividends (less withholding tax of $862,729)	$ 54,630,761
Interest	16,325,463
Securities lending income, net	149,151

Total investment income	71,105,375

EXPENSES:
Investment advisory fees (Note 2)	7,850,386
Interest expense and fees (Note 7)	6,172,043
Administrative fees (Note 2)	1,917,200
Remarketed preferred stock interest expense (Note 5)	306,185
Shareholder reports and postage	724,000
Remarketing agent fees—remarketed preferred stock	150,833
Broker-dealer commissions—auction preferred stock	150,833
Directors’ fees (Note 2)	252,150
Professional fees	236,250
Transfer agent fees	234,900
Custodian fees	178,800
Other expenses	224,167

Total expenses	18,397,747

Net investment income	52,707,628

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	57,261,314
Net change in unrealized appreciation on investments and foreign currency translation	103,474,174

Net realized and unrealized gain	160,735,488

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(1,471,175)

Total distributions	(1,471,175)

Net increase in net assets applicable to common stock resulting from operations	$211,971,941

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2011 (UNAUDITED)	For the year ended December 31, 2010

FROM OPERATIONS:
Net investment income	$52,707,628	$103,566,648
Net realized gain on investments	57,261,314	66,195,630
Net change in unrealized appreciation on investments and foreign
currency translation	103,474,174	76,663,715
Distributions on auction preferred stock from net investment income	(1,471,175)	(3,060,378)

Net increase in net assets applicable to common stock
resulting from operations	211,971,941	243,365,615

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(93,495,524)	(185,083,988)
From net realized gains on investment transactions (Note 4)	—	—
From return of capital (Note 4)	—	—

Total distributions to common stockholders	(93,495,524)	(185,083,988)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 1,626,473 shares and 2,684,918 shares, respectively	14,947,059	29,591,153

Net increase in net assets derived from capital share transactions	14,947,059	29,591,153

Total increase	133,423,476	87,872,780

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	1,791,272,518	1,703,399,738

End of period (including distributions in excess of net investment
income of $27,251,320 and $28,203,433, respectively)	$1,924,695,994	$1,791,272,518

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)
For the six months ended June 30, 2011

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$52,695,579
Interest received	22,160,514
Securities lending income, net	149,139
Interest paid on borrowings	(4,181,245)
Expenses paid including distributions on remarketed preferred stock	(15,313,787)
Purchase of investment securities	(196,793,974)
Proceeds from sale/redemption of investment securities	242,647,318

Net cash provided by operating activities		$101,363,544

Cash flows provided by (used in) financing activities:
Dividends paid	(93,389,803)
Proceeds from issuance of common stock under dividend
reinvestment plan	14,947,059

Net cash used in financing activities		(78,442,744)

Net increase in cash and cash equivalents		22,920,800

Cash and cash equivalents—beginning of period		51,190,104

Cash and cash equivalents—end of period		$74,110,904

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$211,971,941
Purchase of investment securities	(196,793,974)
Proceeds from sale/redemption of investment securities	242,647,318
Net realized gain on investments	(57,261,314)
Net change in unrealized appreciation on investments
and foreign currency translation	(103,474,174)
Amortization of premiums and discounts on debt securities	4,703,065
Decrease in interest receivable	1,131,986
Increase in dividends receivable	(1,935,182)
Increase in accrued expenses	373,890
Increase in other receivable	(12)

Total adjustments		(110,608,397)

Net cash provided by operating activities		$101,363,544

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

	For the six months ended June 30, 2011 (UNAUDITED)	For the year ended December 31,

		2010	2009	2008	2007	2006

Net asset value:
Beginning of period	$7.50	$7.23	$6.60	$10.19	$10.00	$8.51

Net investment income	0.25	0.54	0.50	0.45	0.48	0.47
Net realized gain (loss) and change
in unrealized appreciation/
(depreciation) on investments	0.66	0.52	0.93	(3.18)	0.61	1.89
Dividends on auction preferred stock
from net investment income	(0.01)	(0.01)	(0.02)	(0.06)	(0.12)	(0.07)
Dividends on auction preferred
stock from net realized gains on
investment transactions	—	—	—	(0.02)	—	—

Total from investment operations
applicable to common stock	0.90	1.05	1.41	(2.81)	0.97	2.29
Dividends on common stock from
and in excess of net
investment income	(0.39)	(0.67)	(0.54)	(0.53)	(0.78)	(0.78)
Dividends on common stock
from net realized gains on
investment transactions	—	—	—	(0.25)	—	—
Return of capital	—	(0.11)	(0.24)	—	—	—

Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Auction preferred stock
offering costs	—	—	—	—	—	(0.02)

Net asset value:
End of period	$8.01	$7.50	$7.23	$6.60	$10.19	$10.00

Per share market value:
End of period	$10.00	$9.14	$8.95	$6.15	$10.59	$10.82
Ratio of expenses to average
net assets applicable to
common stock	1.98%*	2.20%	2.49%	2.46%	2.26%	2.40%
Ratio of net investment income
to average net assets
applicable to common stock	5.67%*	6.25%	7.14%	5.11%	4.43%	5.02%
Total investment return on
market value (1)	14.08%	11.35%	61.41%	(36.54%)	5.47%	12.50%
Net asset value total return (2)	12.10%	15.65%	23.96%	(28.55%)	10.02%	28.11%
Portfolio turnover rate	7.14%	19.82%	17.88%	15.38%	22.34%	29.60%
Net assets applicable to
common stock, end of
period (000’s omitted)	$1,924,696	$1,791,273	$1,703,400	$1,527,981	$2,331,774	$2,264,202

*	Annualized

(1)

Total investment return assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.

(2)

Net asset value total return assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each year shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
June 30, 2011

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

     The following are the significant accounting policies of the Fund:

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value.

     (b) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. The Fund incurred net capital losses associated with certain securities during the period November 1 through December 31, 2010 of $7,874,412 which were deferred for tax purposes and are treated as if they were incurred on January 1, 2011. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2010, the Fund had tax capital loss carryforwards of $54,140,790 which will expire in 2017. These capital loss carryforwards will be reduced by future realized gains whether or not distributed. (See Note 4). At December 31, 2010, on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0 and based on a $2,549,895,236 tax cost of investments, gross unrealized appreciation of $264,308,100 and unrealized depreciation of $71,349,805 which equals net unrealized appreciation of $192,958,295. The difference between the book basis and tax basis of distributable earnings and cost of investments is primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2010 are subject to such review.

     (c) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (d) Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2011

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and .50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .20% of Average Weekly Managed Assets up to $1 billion, and .10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended June 30, 2011 were $252,150.

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

(4) DIVIDENDS:

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. Ordinary income distributions for federal income tax purposes include distributions from realized gains, until the Fund utilizes all of its tax capital loss carryforwards.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2011

     The tax character of Fund distributions to common shareholders in 2010 and 2009 was comprised of the following components:

     2010: Ordinary income — $157,862,424 and return of capital — $27,221,564
     2009: Ordinary income — $124,991,307 and return of capital — $57,345,712

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund. At June 30, 2011, the following reclassifications were recorded:

Accumulated net realized loss on investments	Distributions in excess of net investment income
$(5,655,178)	$5,655,178

(5) PREFERRED STOCK:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the year ended December 31, 2009, the Fund redeemed $600,000,000 of its outstanding preferred shares. All shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends.

     The 2,000 shares of RP outstanding on June 30, 2011 consist of two series, 1,000 shares each of Series D and Series E. The 8,000 shares of APS outstanding on June 30, 2011 consist of 4,000 shares each of Series TH and Series F.

     Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.23% to 0.36% for the RP and 1.41% to 1.50% for the APS during the six months ended June 30, 2011. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2011

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D—December 22, 2021; and Series E—December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

(6) INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2011 purchases and sales of investment securities (excluding short-term securities) were $201,925,561 and $242,647,318 respectively.

(7) BORROWINGS:

     On March 9, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the six months ended June 30, 2011 were $2,011,111 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the outstanding borrowings under the Facility upon six months notice or following an event of default. For the six months ended June 30, 2011, the average daily borrowings under the Facility and the weighted daily average interest rate were $600,000,000 and 1.39%, respectively. As of June 30, 2011, the amount of such outstanding borrowings was $600,000,000. The interest rate applicable to the borrowing on June 30, 2011 was 1.35%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At June 30, 2011, Hypothecated Securities under the Facility had a market value of $1,305,606,982 and Rehypothecated Securities had a market value of $576,336,146.

Information about Proxy Voting by the Fund—(UNAUDITED)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s web site at www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

Information about the Fund’s Portfolio Holdings—(UNAUDITED)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available, without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

Annual Meeting Proxy Results—(UNAUDITED)

     The Annual Meeting of Shareholders of the Fund was held on May 12, 2011. The description of each matter voted upon and the number of shares voted at the Annual Meeting is as follows:

	For	Withheld
1. Election of Directors*
Directors elected by the holders of the Fund’s common stock:
Geraldine M. McNamara	198,568,715	4,375,124
Christian H. Poindexter	198,418,116	4,525,723
Carl F. Pollard	198,138,273	4,805,566

*	Directors whose term of office continued beyond this meeting are Stewart E. Conner, Nancy Lampton, Robert J. Genetski, Eileen A. Moran, Philip R. McLoughlin, Nathan I. Partain and David J. Vitale.

Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 31, 2011) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	August 29, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	August 29, 2011

By (Signature and Title)*	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary
Date	August 29, 2011

*	Print the name and title of each signing officer under his or her signature.